UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2021

Mawson Infrastructure Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40849	88-0445167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 5, 97 Pacific Highway, North Sydney NSW Australia	2060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +61 2 8624 6130

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	MIGI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Previous independent registered public accounting firm

LNP Audit and Assurance Pty Ltd underwent an internal reorganization under which all of their US/PCAOB clients were reassigned to a newly formed entity, LNP Audit and Assurance International Pty Ltd, an entity comprised of the same principals as LNP Audit and Assurance Pty Ltd.

Accordingly, on September 28, 2021, LNP Audit and Assurance Pty Ltd resigned as our independent accountants, and we have engaged LNP Audit and Assurance International Pty Ltd. as our new independent registered public accounting firm.

The decision to change accountants from LNP Audit and Assurance Pty Ltd to LNP Audit and Assurance International Pty Ltd was approved by our board of directors.

During our fiscal years ended December 31, 2019 and 2020 and the subsequent interim period through September 28, 2021, the date of the resignation of LNP Audit and Assurance Pty Ltd., we did not have any disagreement with LNP Audit and Assurance Pty Ltd on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During that time, there were no “reportable events” as set forth in Item 304(a)(1) of Regulation S-K adopted by the Securities and Exchange Commission.

We have provided LNP Audit and Assurance Pty Ltd. with a copy of this report prior to its filing with the Commission LNP Audit and Assurance Pty Ltd has provided a letter to us, dated October 4, 2021 and addressed to the Commission, which is attached hereto as Exhibit 16.1 and is hereby incorporated herein by reference.

New independent registered public accounting firm

On September 28, 2021, we engaged LNP Audit and Assurance International Pty Ltd. as our independent registered public accounting firm for our fiscal year ended December 31, 2021. The decision to engage LNP Audit and Assurance International Pty Ltd. as our independent registered public accounting firm was approved by our board of directors.

During the two most recent fiscal years and through the September 28, 2021, we have not consulted with LNP Audit and Assurance International Pty Ltd. regarding either of the following:

1.

the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that LNP Audit and Assurance International Pty Ltd. concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.

any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K)..

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter from LNP Audit and Assurance Pty Ltd
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mawson Infrastructure Group Inc.

Date: October 4, 2021	By:	/s/ James Manning
James Manning
Chief Executive Officer

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